WESTERN MICRO TECHNOLOGY, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS


         Western Micro Technology, Inc., a California corporation (the "Company"), hereby grants an option to purchase 5,000 Shares of its common stock to the optionee named below. The terms and conditions of this option are set forth in this Nonstatutory Stock Option Agreement for Outside Directors (the "Agreement"). Any rights optionee may have are subject to the terms of this Agreement.

Date of Option Grant:  January 18, 1996

Name of Optionee:  K. William Sickler

Exercise Price per Share (100% of fair market value): $5.00


                                    * * * * *



                                        WESTERN MICRO TECHNOLOGY, INC.


                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Date


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                         WESTERN MICRO TECHNOLOGY, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS


Nonstatutory Stock         This option is not intended to be an incentive stock
Option                     option under section 422 of the Internal Revenue Code
                           and will be interpreted accordingly.

Vesting/Exercisability     Your right to exercise 2,500 Shares of this option
                           vests immediately and the remaining 2,500 Shares vest at a rate of fifty percent (50%) upon each one-year anniversary of the Date of Option Grant. In addition, your right to exercise this option shall vest in full if (1) your service as an Outside Director of the Company terminates because of death or Total and Permanent Disability or (2) there is a Change in Control of the Company (as defined in the Company's
                           1994 Stock Option Plan as amended and restated).
                           However, no Shares will vest after your service as an Outside Director of the Company has terminated for any reason.

Term Your option will expire at Company headquarters on the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. (It will expire earlier if your service as an Outside Director of the Company terminates, as described below.)

Termination                If your service as an Outside Director of the Company
                           terminates for any reason except death, Total and Permanent Disability or voluntary retirement from the Board of Directors after age 60 (as described below), then your option will expire at the close of business at Company headquarters on the 90th day after your service as an Outside Director terminates.

Death If you die while an Outside Director of the Company, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve
                           (12) month period, your estate or heirs may exercise your entire option.

Total and Permanent        If your service as an Outside Director of the Company
Disability                 terminates because of your Total and Permanent
                           Disability, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your service as an Outside
                           Director of the Company terminates.

                           "Total and Permanent Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve
                           (12) months.

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Voluntary Retirement       If your service as an Outside Director of the Company
                           terminates due to your voluntary retirement from the Board of Directors at or after age 60, then your option will expire at the close of business at Company headquarters on the date twelve (12) months after your service as an Outside Director of the Company terminates.

Restrictions on            The Company will not permit you to exercise this
Exercise                   option if the issuance of Shares at that time would
                           violate any law or regulation.

Notice of Exercise         When you wish to exercise this option, you must
                           notify the Company by filing the Company's "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (whether in your name only, or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                           If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment            When you submit your Notice of Exercise, you must
                           include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

o Your personal check, a cashier's check or a money order.

o Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the option exercise, will be applied to the option price.

o By delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Restrictions on Resale     You may not sell any Shares received upon the
                           exercise of this option at a time when applicable laws, regulations or when Company or underwriter trading policies prohibit a sale.

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Transfer of Option         Prior to your death, you may only exercise this
                           option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

                           Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your option in any other way.

Shares Shares means the common stock, no par value, of the Company.

Shareholder Rights         You, your estate and/or your heirs, have no rights as
                           a shareholder of the Company until a certificate for your Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in this Agreement.

Adjustments                In the event of a stock split, a stock dividend or a
                           similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity. Any fractional number of Shares available under the option shall be rounded to the nearest whole number.

                           Applicable Law This option will be interpreted and enforced under the laws of the State of California.

Other Agreements           This Agreement constitutes the entire understanding
                           between you and the Company regarding this option.
                           Any prior agreements, commitments or negotiations concerning this option are superseded.

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                       NOTICE OF EXERCISE OF STOCK OPTION


Western Micro Technology, Inc.
254 E. Hacienda Avenue
Campbell, CA 95008
Attn:  Chief Financial Officer

        Re:     Exercise of Stock Option to Purchase Shares of Company
                Common Stock

Ladies and Gentlemen:

        Pursuant to the Nonstatutory Stock Option Agreement for Outside Directors dated January 18, 1996 (the "Option Agreement"), between Western Micro Technology, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase _________ shares of the common stock of the Company (the "Shares"), at the price of $5.00 per Share. My check in the amount of $_________ is enclosed. The Shares are to be issued in _________ certificate(s) and registered in the name(s) of:

                           __________________________
                                  (Print Name)

                           __________________________
                              (Print Name, if any)

        The undersigned understands that there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he or she has consulted with any tax consultants he or she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

        The undersigned acknowledges that he or she has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions. The undersigned represents that the Shares are being acquired solely for his or her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________________



                                    ___________________________________________
                                                  (Signature)


                                    ___________________________________________
                                              (Please Print Name)

                                    Social Security No. _______________________

                                    ___________________________________________

                                    ___________________________________________


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